SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Security Agreement") is made and entered into as of December 8, 1998, by and between MOUNTAINEER SYNFUEL, L.L.C., a Delaware limited liability company ("Secured Party"), and COVOL TECHNOLOGIES, INC, a Delaware corporation ("Debtor").

         1. Indebtedness. The Security Interest (as defined below) is herein created to secure payment and performance of that certain promissory note (as amended, modified or supplemented from time to time, the "Note") of even date herewith executed by Debtor and payable to the order of Secured Party in the original principal sum of NINE MILLION SEVEN HUNDRED FIFTY THOUSAND and No/100 Dollars ($9,750,000), all renewals and extensions thereof (the "Indebtedness").

         2. Collateral. For value received, Debtor hereby grants to Secured Party a security interest ("Security Interest") in all of Debtor's rights to receivables and payments in respect of the "Maple Creek Mining, Inc., Ginger Hill, P.A." project and the "Ohio Valley Coal Company, Alledonia, OH" project under the Amended and Restated License and Binder Purchaser Agreement, made and entered into as of April 15, 1998, by and between Pelletco Corporation ("Pelletco") and Debtor, as the same may be amended from time to time together with the related Assignment of License Agreement, made and entered into as of April 15, 1998 between Pelletco and Ginger Hill Synfuels, L.L.C. and Assignment of License Agreement made and entered into as of April 15, 1998 between Pelletco and Pleasant Ridge Synfuels, L.L.C. (collectively, the "License Agreement"), including, but not limited to, (i) all substitutions and replacements therefor and (ii) all proceeds, products and increases thereof (other than receivables and payments arising under Section 4.2(i) of such License and Binder Purchase Agreement) (the "Collateral"). Notwithstanding such grant, the Secured Party is not assuming any liability or obligation under the License Agreement and Debtor shall remain solely responsible for performance of its obligations thereunder. Debtor from time to time may propose substitute collateral to replace and release the security interest created hereby in the Collateral. Secured Party will in good faith evaluate the proposed substitute collateral.

         3.       Debtor's Warranties, Covenants and Further Agreements.

                  A. Organization and Authority. Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Debtor has the corporate power and authority to execute, deliver and perform the Note and this Security Agreement, and the execution, delivery and performance of the Note and this Security Agreement by Debtor have been duly authorized by all necessary corporate action on the part of Debtor and do not and will not violate any law, rule or regulation or the certificate of incorporation or bylaws of Debtor and do not and will not conflict with, result in a breach of, or constitute a default under, the provisions of any indenture, loan agreement, security agreement or other instrument or agreement pursuant to which Debtor or any of its property is bound.

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                  B.  Enforceable   Obligation.   The  Note  and  this  Security
         Agreement have been duly executed and delivered by Debtor and, assuming the due execution and delivery of this Security Agreement by Secured Party, each constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms. The License Agreement has been duly executed and delivered by the parties thereto and constitutes
         a  legal,   valid  and  binding   obligation  of  the  parties  thereto
         enforceable in accordance with its terms.

                  C. Consent, Approval or Other Action. No consent, approval or other action by, notice to or filing with any governmental body or other person or entity is required for the grant, perfection or exercise by Secured Party of its rights hereunder, except for the filing of the financing statement(s) being made in connection with this Security Agreement.

                  D. Title. Debtor has title to the Collateral free from any lien, security interest, encumbrance or claim and Debtor will, during the term of this Security Agreement, at Debtor's cost, keep the Collateral free from other liens, security interests, encumbrances or claims, and defend any action which may affect the Security Interest or Debtor's title to the Collateral. This Security Agreement and any account, instrument or document which is, or shall be, included in the Collateral is and shall be, genuine and legally enforceable and free from any set off, counterclaim or defense.

                  E. Perfection. No financing statement covering the Collateral or any part or proceeds thereof is on file in any public office and, at Secured Party's request, Debtor will join in executing all financing statements and other instruments deemed necessary by Secured Party to perfect the Security Interest under the laws of the United States or any State thereunder. This Security Agreement and the financing statements filed in connection herewith create a valid and perfected first priority security interest in the Collateral securing the Indebtedness.

                  F. Disposition of Collateral. Notwithstanding any other provision hereof, Debtor will not amend, modify, sell, assign, transfer, pledge or otherwise dispose of all or part of the Collateral, whether voluntarily or by operation of law, except with the prior written consent of the Secured Party.

                  G. Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, including records relating to the Collateral, is located at the address of Debtor listed in Section 10 below.

                  H. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its Security Interest in the Collateral and carry out the provisions and purposes of this Security Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other

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         reproduction of this Security  Agreement or of any financing  statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

                  I. Obligations. Debtor shall duly and punctually pay and perform the obligations of Debtor under the Note, the License Agreement and this Security Agreement.

                  J. Notification. Debtor shall promptly notify Secured Party of
         (i) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any breaches by any party to the License Agreement, and (iii) the occurrence or existence of any Event of Default (as defined below) or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would constitute an Event of Default.

                  K. Corporate Changes. Debtor shall not change its name, identity, or corporate structure in any manner unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement filed in connection with this Security Agreement not seriously misleading. Debtor shall not change its principal place of business, chief executive office or the location(s) of the Collateral and/or the records pertaining to the Collateral (as described above) unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Security Agreement.

                  L. Books and Records; Information. Debtor shall keep accurate and complete books and records of the Collateral including all payments and payables in respect thereof and Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, payments and payables in respect thereof, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Security Agreement.

                  M. Compliance with Agreements. Debtor shall comply in all material respects with all mortgages, deeds of trust, instruments, and other agreements binding on it or affecting its properties or business.

                  N.  Compliance  with  Laws.   Debtor  shall  comply  with  all
         applicable laws, rules, regulations, and orders of any court or governmental authority.

         4. Rights of Secured Party. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to do any act which Debtor is obligated by this Security Agreement to do, to exercise

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all rights of Debtor in the Collateral and to do all things deemed  necessary by
Secured Party to perfect the Security Interest and preserve, collect, enforce and protect the Collateral, all at Debtor's cost and without any obligation on Secured Party so to act. Secured Party shall not be liable for any act or omission on the part of Secured Party, its officers, agents or employees, except willful misconduct nor shall Secured Party be responsible for depreciation in value of the Collateral or for preservation of rights against prior parties. The foregoing rights and powers of Secured Party may be exercised before or after default and shall be in addition to, and not a limitation upon, any rights and powers of Secured Party given herein or by law, custom or otherwise, except as otherwise expressly provided herein.

         5. Events of Default. Debtor shall be in default under this Security Agreement upon the occurrence and continuation of any of the following events or conditions (each, an "Event of Default"):

                  (a) Default in the timely payment or performance of any obligation, covenant or agreement contained herein, secured hereby or otherwise made or owed to Secured Party;

                  (b) A material breach of or default under the License Agreement by any party thereto;

                  (c) Any party to the License Agreement commences or becomes the subject of any proceedings under any bankruptcy, reorganization, comprise, arrangement, insolvency, readjustment of debts, conservatorship, moratorium, dissolution, liquidation, or similar debtor relief laws of any jurisdiction, whether now or hereafter in effect, and, in the case of involuntary proceedings, such proceedings are not dismissed, discharged, stayed or restrained within 60 days of the commencement thereof, shall make an assignment for the benefit of its creditors, or shall fail to pay its debts generally as they become due;

                  (d) Any warranty, representation or statement made to Secured Party by or in behalf of Debtor proves to have been false in any material respect when made;

                  (e) Any material default in the payment or performance of any obligation of Debtor to others under any loan, indenture, agreement or undertaking in respect of borrowed money;

                  (f)   Sale,   loss,   theft,   destruction,   encumbrance   or
         unauthorized transfer of any of the Collateral;

                  (g) Levy or seizure, or attachment of any of the Collateral;

                  (h) Judgment against Debtor in an amount greater than $50,000 which remains unpaid for thirty (30) days unless execution on such judgment is subject to a stay pending appeal; and

                  (i) Any Event of Default as specified and defined in the Note.

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         6.  Remedies of Secured  Party upon  Default.  When an Event of Default occurs, and at any time thereafter, Secured Party may declare all or a part of the Indebtedness immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Uniform Commercial Code ("Code") and any other applicable law, as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity, including, but not limited to, notifying the account debtor on the Collateral to make any and all payments in respect thereof to the Secured Party. Secured Party may also require Debtor to assemble the Collateral and make it available to Secured Party at any place to be designated by Secured Party which is reasonably convenient to both parties. For purposes of the notice requirements of the Code, Secured Party and Debtor agree that notice given at least five (5) calendar days prior to the related action hereunder is reasonable. Secured Party shall be entitled to immediate possession of the Collateral and all books and records evidencing same and shall have authority to enter upon any premises, upon which said items may be situated, and remove same therefrom. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include, without limitation, Secured Party's reasonable attorneys' fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the Collateral toward the Indebtedness. To the extent allowed by the Code, Secured Party may use its discretion in applying the proceeds of any disposition of the Collateral and Debtor shall remain liable for any deficiency remaining after such disposition. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy shall not be a waiver of any other.

         7. Waiver by Secured Party. No waiver by Secured Party of any right hereunder or of any Event of Default by Debtor shall be binding upon Secured Party unless provided in a written consent executed by Secured Party. Failure or delay by Secured Party to exercise any right hereunder or waiver of any Event of Default of Debtor shall not operate as a waiver of any other right of further exercise of such right, or of any further default.

         8. Parties Bound. Subject to Section 17 hereof, this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, receivers, trustees and assigns.

         9. Governing Law. This Security Agreement shall be governed by and construed and enforced in accordance with the Code (the definitions of which apply herein) and other applicable laws of the State of New York without giving effect to the principles of conflict of law of New York.

         10. Notices. All notices, requests or communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if (a) mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, (b) delivered by a nationally recognized overnight delivery service with written confirmation of delivery, (c) delivered in person to the intended addressee, or (d) sent by facsimile transmission with confirmation of delivery. Any notice mailed as above provided will be effective upon its deposit in the custody of the U.S. Postal Service; all other notices will be effective upon receipt. All notices hereunder shall be given at the following addresses:

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         if to Debtor:              Covol Technologies, Inc.
                                    3280 North Frontage Road
                                    Lehi, Utah  84043
                                    Facsimile: (801) 768-4483
                                    Attention:  Stanley M. Kimball

         if to Secured Party:       Mountaineer Synfuel, L.L.C.
                                    3280 North Frontage Road
                                    Lehi, Utah  84043
                                    Facsimile:  (801) 766-1979
                                    Attention:  Harlen M. Hatfield

         with copies to:            MSDW Synfuels II, Inc.
                                    1221 Avenue of the Americas
                                    23rd Floor
                                    New York, New York  10020
                                    Facsimile:  (212) 762-6912
                                    Attention:  Debra M. Aaron

                                    and

                                    Fannie Mae
                                    3900 Wisconsin Avenue, N.W.
                                    Washington, D.C.  20016-2892
                                    Facsimile:  (201) 752-6088
                                    Attention:  William E. Einstein

Any such entity may change its address for notice hereunder to any other location within the continental United States by giving 30 days prior notice thereof to each other such entity in accordance with this Section 10.

         11. Cumulative Rights. All rights of Secured Party under this Security Agreement and all related documents are cumulative of each other and of every other right which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Indebtedness. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

         12. Continuing Security Interest; Obligations Absolute. This Security Agreement constitutes a continuing security interest in the Collateral, and shall remain in full force and effect until performance and indefeasible payment in full of the Indebtedness. The obligations of Debtor under this Security
Agreement shall be absolute and unconditional and shall not be released, discharged, reduced or in any way impaired by any circumstance whatsoever, including without limitation any amendment, modification, extension or renewal of this Security Agreement, the Indebtedness or any document or instrument evidencing, securing or otherwise relating to the Indebtedness, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement or other action or inaction in respect of this Security Agreement, the Indebtedness or any document or instrument evidencing, securing or otherwise relating to the

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Indebtedness or any exercise or failure to exercise any right,  remedy, power or privilege in respect of the Indebtedness.

         13. Amendment/Modification/Consent. This Security Agreement shall not be amended, supplemented, or otherwise modified, except by written consent signed by Secured Party and Debtor. No consent of Secured Party hereunder shall be effective unless approved in writing by MSDW Synfuels II, Inc. and Fannie Mae.

         14. Severability. If any provision of this Security Agreement or any related documents is held to be illegal, invalid or unenforceable under present or future laws or regulations, that provision will be fully severable. The affected instrument, document or agreement shall be construed and enforced as if any the severed provision had never been a part thereof, and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision or by its severance therefrom. In lieu of the severed provision, there shall be added automatically as a part of the affected instrument, document or agreement a provision that is legal, valid and enforceable, and as similar in terms to the severed provision as may be possible.

         15. Construction. If there is any conflict between the provisions hereof and the provisions of the Indebtedness, the latter shall control. The captions herein are for convenience of reference only and not for definition or interpretation.

         16. Waiver of Debtor. Debtor hereby waives presentment, demand, notice of dishonor, protest, and notice of protest, and all other notices with respect to collection, or acceleration of maturity, of the Collateral and Indebtedness.

         17. Assignment. This Security Agreement, the rights, powers and interests held by Secured Party hereunder may be transferred and assigned by Secured Party, in whole or in part, at such time and upon such terms as Secured Party may deem advisable, without the consent of Debtor. Debtor will not assign any of its rights, powers or interests hereunder without the prior written consent of Secured Party.

         18. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


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         IN WITNESS WHEREOF,  the parties hereby execute this Security Agreement effective as of the date first above written.


DEBTOR:

COVOL TECHNOLOGIES, INC.,
a Delaware corporation



By:/Stanley M. Kimball/
   ----------------------------------
Printed Name: Stanley M. Kimball
Its: President



SECURED PARTY:

MOUNTAINEER SYNFUEL, L.L.C.,
a Delaware limited liability company



By: /Harlan M. Hatfield/
   ----------------------------------
Printed Name: Harlan M. Hatfield
Its: Vice President


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